Exhibit 99.2

SECOND AMENDMENT OF TERM LOAN AGREEMENT

THIS SECOND AMENDMENT OF TERM LOAN AGREEMENT (this “Amendment”) is entered this 5 day of April, 2007 by and among WCI COMMUNITIES, INC., a Delaware corporation, as Borrower, KEYBANK NATIONAL ASSOCIATION, a national banking association, having its principal place of business at 127 Public Square Cleveland, OH 44114, as administrative agent (“Administrative Agent”) for the financial institutions listed on the signature pages hereto and the other financial institutions from time to time party to the Term Loan Agreement, as hereinafter defined (collectively referred to herein as the “Lenders”) and KEYBANC CAPITAL MARKETS, a division of KeyBank National Association, as Co-Lead Arranger and Sole Book Arranger and WACHOVIA CAPITAL MARKETS, LLC, as Co-Lead Arranger.

R E C I T A L S:

WHEREAS, Administrative Agent, Lenders and Borrower entered into that certain Senior Term Loan Agreement dated as of December 23, 2005, as amended by First Amendment of Term Loan Agreement dated as of June 30, 2006 (as so amended, the “Term Loan Agreement”): all capitalized terms not otherwise defined herein shall have the meanings set forth in the Term Loan Agreement;

WHEREAS, subsequent to the original closing of the Term Loan Agreement, Borrower entered into that certain Senior Unsecured Revolving Credit Agreement, dated as of June 13, 2006 by and among WCI Communities, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, SwingLine Lender, and L/C Issuer, and the other lender parties from time to time party thereto, together with Wachovia Bank, N.A., as syndication Agent and Banc of America Securities LLC, Wachovia Capital Markets, LLC and the Royal Bank of Scotland PLC, as joint lead arrangers and joint book managers, as amended by First Amendment to Credit Agreement dated as of even date herewith (as so amended, the “Bank of America Credit Facility”).

WHEREAS, Borrower has requested that Administrative Agent and Lenders modify certain terms and covenants of the Term Loan Agreement such that the Borrower may maintain administrative and operational management consistencies as between the governing provisions of the Term Loan Agreement and the Bank of America Credit Facility;

WHEREAS, Administrative Agent, Lenders and Borrower have agreed to enter into this Amendment to so modify the Term Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for valuable consideration, the receipts and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent and Lenders hereby agree as follows:

1. No Other Modifications. Except as modified hereby, the Loan Documents shall remain in full force and effect, and Borrower hereby ratifies and reaffirms the terms, covenants, promises, warranties, representations and conditions hereof and thereof. The Loan Documents, as modified hereby, shall be binding upon, and shall inure to the benefit of the parties hereto, and their respective heirs, successors, assigns and anyone claiming by, through and under any of them, whether voluntary by act of the parties or involuntary by operation of law. No other course of conduct or dealing or any departure from the terms of the Term Loan Agreement shall be deemed to have waived or modified any of the terms of the Term Loan Agreement, Administrative Agent and Lenders hereby insisting and continuing to insist on strict adherence to the terms therein as modified hereby. Administrative Agent’s and each Lender’s consent to enter into this Amendment shall in no way be construed, implied or deemed to be an agreement to amend any future provisions of the Term Loan Agreement.

2. Estoppel and Release. As a material inducement to Administrative Agent and Lenders to enter into this Amendment, and by their respective execution hereof, Borrower and each Guarantor reaffirms, as the date hereof, all of the representations, warranties and indemnities contained in the Loan Documents, as amended hereby. By execution hereof, Borrower and each Guarantor represents and warrants that it has the power to make, deliver and perform under this Amendment.

EACH OF THE LOAN PARTIES HEREBY ACKNOWLEDGE THAT THE OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY LENDER OR THE ADMINISTRATIVE AGENT (COLLECTIVELY, THE “CREDIT PARTIES”). THE LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH CREDIT PARTY AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE LOAN PARTIES MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOAN”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE TERM LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

3. Interpretive Provisions for this Amendment. For purposes of interpreting this Amendment all stricken text (e.g. ~~stricken text~~) in the modified sections described herein shall be deemed to be a deletion of the current language in the Term Loan Agreement and all double underlined text (e.g. double underlined text) shall be deemed a substitution in lieu thereof or an addition of new text to such modified section, as applicable). If any Article, Section or Subsection or portions thereof is not shown herein as stricken or double underlined text then such Article, Section or Subsection or portions thereof shall be deemed unmodified. All other interpretive provisions of the Term Loan Agreement as governed by §1.02 therein shall govern and remain unchanged.

4. Amendments. The parties hereto agree to amend the Term Loan Agreement as follows:

(a) Term Loan Agreement Article I (Definitions) is hereby amended by modifying or adding to such current definitions contained therein as described on Schedule 4(a) attached hereto.

(b) Term Loan Agreement Article VI (Affirmative Covenants) is hereby amended by modifying such Article and Sections contained therein as shown on Schedule 4(b) attached hereto.

(c) Term Loan Agreement Article VII (Negative Covenants) is hereby amended by modifying such Article and Sections contained therein as shown on Schedule 4(c) attached hereto.

(d) Term Loan Agreement Article X (Administrative Agent) is hereby amended by modifying such Article and Sections contained therein as shown on Schedule 4(d) attached hereto.

(e) Term Loan Agreement Article XI (Miscellaneous) is hereby amended by modifying such Article and Sections contained therein as shown on Schedule 4(e) attached hereto.

(f) Schedule 7.19 is hereby added in the form of Schedule 7.19 attached hereto.

(g) Exhibit B to the Term Loan Agreement (Form of Compliance Certificate) is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

5. Conditions. This Amendment shall become effective as of March 31, 2007 on the date in which the following conditions precedent have been satisfied or waived:

(a) this Amendment shall have been executed by each Loan Party, Administrative Agent, and Required Lenders;

(b) the representations and warranties in this Amendment shall be true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Term Loan Agreement;

(c) both before and after giving effect to this Amendment, no Default or Event of Default shall exist;

(d) Administrative Agent shall have received a certificate executed by Responsible Officer of Borrower certifying (i) the name of each of its officers who are authorized to sign this Amendment and the other documents executed in connection herewith, (ii) a true and correct copy of resolutions of Borrower that authorize the execution, delivery, and performance of this Amendment and the other documents executed in connection herewith, and (iii) that the articles or certificate of incorporation, bylaws, and other organizational documents of Borrower have not been amended since June 30, 2006, and that the same are still in effect;

(e) Administrative Agent shall have received an opinion of counsel of Borrower in form and substance reasonably acceptable to Administrative Agent; and

(f) Administrative Agent shall have received, for the benefit of each Lender executing this Amendment, an amendment fee equal to 0.125%, and all other fees and expenses payable to Administrative Agent in connection with this Amendment.

6. No Novation. It is the intention of the parties hereto that nothing contained in this Amendment shall constitute a novation, nor be deemed to constitute a novation of the Loan Documents and shall in no way adversely affect or impair the validity of the Loan Documents.

7. Cross-Reference. All references in the Loan Documents to any other Loan Document shall hereafter refer to such Loan Document as amended hereby.

8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

9. Governing Law. This Amendment shall be construed and it performance enforced under New York law.

[EXECUTION ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered under seal as of the date first set forth above.

BORROWER:
WCI COMMUNITIES, INC.

By:	/s/ James D. Cullen
Name:	James D. Cullen
Title:	Vice President

Each of the undersigned Guarantors hereby consents to and acknowledges to the foregoing Amendment and that as of the day and year first above written it hereby ratifies and reaffirms the terms, covenants, promises, warranties, representations and conditions of the Loan Documents and hereof.

GUARANTORS:

Bay Colony-Gateway, Inc.; Communities Finance Company, LLC; First Fidelity Title, Inc.; Pelican Landing Golf Resort Ventures, Inc.; Sun City Center Golf Properties, Inc.; Tiburon Golf Ventures, Inc.; Bay Colony of Naples, Inc.; Bay Colony Realty Associates, Inc.; Communities Amenities, Inc.; Communities Home Builders, Inc.; Community Specialized Services, Inc.; Coral Ridge Communities, Inc.; Coral Ridge Properties, Inc.; Coral Ridge Realty, Inc.; Coral Ridge Realty Sales, Inc.; Florida Design Communities, Inc.; Florida Lifestyle Management Company; Florida National Properties, Inc.; Gateway Communities, Inc.; Gateway Communications Services, Inc.; Gateway Realty Sales, Inc.; Heron Bay, Inc.; Heron Bay Golf Course Properties, Inc.; JYC Holdings, Inc.; Resort at Singer Island Properties, Inc. (f/k/a Livingston Road, Inc.); Marbella at Pelican Bay, Inc.; Pelican Bay Properties, Inc.; Pelican Landing Communities, Inc.; Pelican Landing Properties, Inc.; Pelican Marsh Properties, Inc.; Sarasota Tower, Inc.; Sun City Center Realty, Inc.; The Colony at Pelican Landing Golf Club, Inc.; Tarpon Cove Yacht & Racquet Club, Inc.; Tarpon Cove Realty, Inc.; Watermark Realty Referral, Inc.; WCI Amenities, Inc.; WCI Architecture & Land Planning, Inc.; WCI Capital Corporation; WCI Business Development, Inc.; WCI Communities Property Management, Inc.; WCI Golf Group, Inc.; WCI Homebuilding, Inc.; WCI Homebuilding Northeast U.S., Inc.; WCI Homes, Inc.; WCI Marketing, Inc.; WCI Realty, Inc.; WCI Towers, Inc.; WCI Northeast U.S. Region, LLC (f/k/a WCI/Spectrum Communities, LLC); WCI Homes Northeast, Inc. (f/k/a Spectrum Homes, Inc.); WCI Realty New Jersey, Inc.; WCI Ocala 623, Inc.; WCI Title, Inc.; WCI Realty Connecticut, Inc.; WCI Realty New York, Inc.; WCI Northeast Real Estate Development, LLC; WCI Mid-Atlantic U.S. Region, Inc.; WCI Ireland Inn Corp.; WCI Towers Mid-Atlantic U.S.A., Inc.; and WCI Towers Northeast U.S.A., Inc.

By:	/s/ James D. Cullen
Name:	James D. Cullen
In his capacity as Vice President of each Guarantor listed above

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jeff V. Aycock
Name:	Jeff V. Aycock, CFA
Title:	Senior Banker

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

WACHOVIA BANK, N.A.

By:	/s/ James S. Howard
Name:	James S. Howard
Title:	Senior Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

COMMERCE BANK, NA

By:	/s/ Kendall V. Jones
Name:	Kendall V. Jones
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Douglas G. Paul
Name:	Douglas G. Paul
Title:	Senior Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

RAYMOND JAMES BANK, FSB

By:	/s/ William J. Hindman
Name:	William J. Hindman
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

GUARANTY BANK

By:	/s/ Atilo Al
Name:	Atilo Al
Title:	SVP

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management as
Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

AMMC VII, LIMITED
By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

GRAYSON & CO

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

MORGAN STANLEY INVESTMENT MANAGEMENT CROTON, LTD.

By:	Morgan Stanley Investment Management Inc., as Collateral Manager

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

MORGAN STANLEY PRIME INCOME TRUST

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

Confluent 3 Limited

By:	Morgan Stanley Investment Management Inc., as Investment Manager

By:	/s/ John Hayes
Name:	John Hayes
Title:	Executive Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

VAN KAMPEN SENIOR INCOME TRUST

By:	Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Managing Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

VAN KAMPEN SENIOR LOAN FUND

By:	Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Managing Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

MARATHON CLO II LTD.

By:	MARATHON ASSET MANAGEMENT, LLC, its Collateral Manager

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

KATONAH VIII CLO LTD.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

CFIP FUNDING SPC FOR THE ACCOUNT OF CFIP MASTER FUND SEGREGATED PORTFOLIO

By:	/s/ Liezel Kleynhans
Name:	Liezel Kleynhans
Title:	Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

EATON VANCE CDO IX LTD

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

EATON VANCE CDO VII PLC

By:	Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof

Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ William McGinty

Name:	William McGinty

Title:	Senior Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Mollie Stone

Name:	Mollie Stone

Title:	Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

EATON VANCE LIMITED DURATION INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof

Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

DRYDEN VIII - LEVERAGED LOAN CDO 2005

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Martha Tuttle

Name:

Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

DRYDEN IX - SENIOR LOAN FUND 2005 P.L.C.

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Martha Tuttle

Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

DRYDEN XI – LEVERAGED LOAN CDO 2006

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Martha Tuttle

Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

HIGHBRIDGE FIXED INCOME OPPORTUNITY INSTITUTIONAL FUND LTD

By:	/s/ Monika Nemeth
Name:	Monika Nemeth
Title:	PM / SVP

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

HIGHBRIDGE FIXED INCOME OPPORTUNITY MASTER FUND, L.P.

By:	/s/ Monika Nemeth
Name:	Monika Nemeth
Title:	PM / SVP

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

HIGHBRIDGE INTERNATIONAL LLC

By:	/s/ Monika Nemeth
Name:	Monika Nemeth
Title:	PM / SVP

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:

REGIMENT CAPITAL, LTD

By:	Regiment Capital Management, LLC as its Investment Advisor

By:	Regiment Capital Advisor, LP its Manager and pursuant to delegated authority

By:	/s/ Timothy S. Peterson
Timothy S. Peterson
President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jeff V. Aycock
Name:	Jeff V. Aycock, CFA
Title:	Senior Banker

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

CO-LEAD ARRANGER:

KEYBANC CAPITAL MARKETS, a division of KeyBank National Association

By:	/s/ Jeff V. Aycock
Name:	Jeff V. Aycock, CFA
Title:	Senior Banker

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

SOLE BOOK MANANGER:

KEYBANC CAPITAL MARKETS, a division of KeyBank National Association

By:	/s/ Jeff V. Aycock
Name:	Jeff V. Aycock, CFA
Title:	Senior Banker

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

CO-LEAD ARRANGER:

WACHOVIA CAPITAL MARKETS, LLC

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

SYNDICATION AGENT:

WACHOVIA BANK, N.A.

By:
Name:
Title:

END OF SIGNATURES

Schedule 4(a)

Definitional Amendments

“Applicable Rate” means (i) for any LIBOR Rate Loan, (x) during the Modification Period, two hundred fifty basis points plus the applicable LIBOR Rate, and (y) at any other time, two hundred basis points plus the applicable LIBOR Rate or (ii) for any Base Rate Loan, the Base Rate.

“Borrowing Base” means, as of any date of determination, the sum of the following assets which shall not be encumbered by any Lien, except for Customary Permitted Liens and as provided in subparagraph (~~k~~j) below:

(a) Unrestricted Cash. One hundred percent (100%) of Unrestricted Cash in excess of $10,000,000, provided that the maximum amount of availability includable in the Borrowing Base for Unrestricted Cash shall be $300,000,000; plus

(b) Tower Construction Projects. With respect to a Tower Construction Project owned by a Loan Party and financed under this Agreement, one hundred percent (100%) of the Adjusted Project Costs incurred by such Loan Party with respect thereto, provided that the Adjusted Project Costs shall be excluded from computation in the Borrowing Base under this subparagraph (b) on the date which is ninety (90) days from the Tower Completion Date for such Tower Construction Project; furthermore, the maximum amount of availability includable in the Borrowing Base amount under this subparagraph (b) shall not exceed eighty percent (80%) of the Project Costs for such Tower Construction Project; plus

(c) Sold Units. With respect to Units owned by a Loan Party subject to Housing Purchase Contracts (but not yet closed), ninety-five percent (95%) of the difference between (x) the Unit Costs incurred by a Loan Party with respect thereto and (y) the aggregate amount of all Customer Deposit Liabilities held pursuant to each such Housing Purchase Contract which may be applied to the Unit Costs; plus

(d) Unsold Units. With respect to Unsold Units owned by a Loan Party, ~~eighty~~seventy-five percent (~~80~~75%) of the Unit Costs incurred by a Loan Party with respect thereto; provided that Unsold Units shall be excluded from computation in the Borrowing Base under this subparagraph (d) on and after that date which is one (1) year from the date of the issuance of a certificate of occupancy for each such Unsold Unit; plus

(e) Sold (but not closed) Tower Units. With respect to Tower Units owned by a Loan Party subject to Housing Purchase Contracts (but not yet closed) and as to which ninety (90) days have elapsed from the Tower Completion Date,

Schedule 4(a) Page 1

seventy-five percent (75%) of the difference between (x) the Tower Unit Costs incurred by a Loan Party with respect thereto and (y) the aggregate amount of all Customer Deposit Liabilities held pursuant to each such Housing Purchase Contract which may be applied to the Tower Unit Costs; provided that such Tower Units shall be excluded from computation in the Borrowing Base under this subparagraph (e) on the date which is one hundred and eighty (180) days from the Tower Completion Date for such Tower Units; furthermore, the maximum amount of availability includable in the Borrowing Base amount under this subparagraph (e) shall not exceed seventy five percent (75%) of the sales price under the Housing Purchase Contracts; plus

(f) Finished Land Inventory. Seventy-~~five~~ percent (~~75~~70%) of Finished Land Inventory Book Value owned by a Loan Party; provided that there shall be excluded from this subparagraph (f) Developed Lots that are included within the Borrowing Base under any other category set forth herein and that the maximum amount of availability includable in the Borrowing Base for Developed Parcels shall not exceed thirty (30%) of the Borrowing Base; plus

(g) Amenities. With respect to Amenities owned by a Loan Party and operated as Equity Clubs and Non-Equity Clubs, ~~seventy-five~~fifty percent (~~75~~50%) of the difference of the actual cost of the Amenities less the portion of such costs allocated on a pro rata basis to sold memberships and sold marina slips; and with respect to Operating Amenities, ~~seventy-five~~fifty percent (~~75~~50%) of the cost basis thereof; provided that the maximum amount of availability includable in the Borrowing Base amount under this category shall not exceed ~~fifteen~~ten percent (~~15~~10%) of the Borrowing Base; plus

(h) Land Development Work in Process. With respect to improvements made by a Loan Party to Developable Land not covered by (b), (c), (d), (e), or (f) above or (i) below, sixty-five percent (65%) of the Developed Lot Costs and the Developed Parcel Costs of improvements made by a Loan Party to such Developable Land and Developed Parcels and sixty-five percent (65%) of the Developable Land Book Value of the Developable Land subject to such improvements; plus

~~(i) Eligible Joint Ventures and Eligible Excluded Subsidiaries. Sixty-five percent (65%) of the amount of the Investment of a Loan Party in an Eligible Joint Venture or an Eligible Excluded Subsidiary for which Borrower has provided to Administrative Agent evidence satisfactory to Administrative Agent of the amount of such Investment; provided that the maximum amount of availability includable in the Borrowing Base under this category shall not exceed ten (10%) of the Borrowing Base; plus~~

(~~j~~i) Tower Unsold Units. (i) With respect to Tower Unsold Units and as to which ninety (90) days have elapsed from the Tower Completion Date fifty percent (50%) of the Tower Unit Costs incurred by a Loan Party with respect thereto, and (ii) with respect to Tower Units owned by a Loan Party subject to

Schedule 4(a) Page 2

Housing Purchase Contracts (but not yet closed) and as to which one hundred and eighty (180) days have elapsed from the Tower Completion Date, fifty percent (50%) of the difference between (x) the Tower Unit Costs incurred by a Loan Party with respect thereto and (y) the aggregate amount of all Customer Deposit Liabilities held pursuant to each such Housing Purchase Contract which may be applied to the Tower Unit Costs; provided that the such Tower Unsold Units and such Tower Units shall be excluded from computation in the Borrowing Base under this subparagraph (i) on and after that date which is one (1) year from the Tower Completion Date for such Tower Unsold Units and such Tower Units, as applicable; plus

(~~k~~j) Unimproved Developable Land. With respect to Developable Land owned by a Loan Party where improvements have not commenced and which is not covered by any other category in the Borrowing Base, thirty-five (35%) of the difference of (i) Developable Land Book Value minus (ii) the amount of CDD Obligations and Permitted Mortgages applicable to such Developable Land; provided that the maximum amount of availability includable in the Borrowing Base amount under this category shall not exceed ten percent (10%) of the Borrowing Base;

provided, however, that:

(i) the cost basis for any Borrowing Base asset shall not exceed its net realizable value determined in accordance with GAAP and with respect to any Borrowing Base ~~(other than (i) above)~~ category on a Project basis as to such category ~~and as to (i) above on any asset by asset basis~~;

(ii) for purposes of the cost calculations in the Borrowing Base, capitalized costs such as interest expenses and Taxes shall be included and capitalized cost such as corporate general and administrative costs and marketing costs shall be excluded;

(iii) the portion of the Borrowing Base attributable to Tower Construction Projects financed under this Agreement shall not at any time exceed forty percent (40%) of the Borrowing Base;

(iv) the portion of the Borrowing Base attributable to any single Tower Construction Project financed under this Agreement shall not at any time exceed twelve percent (12%) of the total amount of the Borrowing Base;

(v) Tower Construction Projects, Tower Units and Tower Unsold Units owned by a Loan Party and financed by Tower Construction Loans shall not be included in the Borrowing Base until such time as they are no longer subject to any Liens (other than Customary Permitted Liens); and

Schedule 4(a) Page 3

(vi) a Tower Construction Project shall not be included in the Borrowing Base unless such Tower Construction Project complies with the requirements set forth in Section 8.02.

“Collateral Agent” has the meaning specified in Section 6.14.

“EBITDA” means, for any period, on a consolidated basis for Borrower and its subsidiaries, as determined by GAAP, the sum of the amounts (without duplication) for such period of (a) Net Income, plus (b) charges against income for foreign, federal, state and local taxes, plus (c) Interest Expense, plus (d) depreciation, plus (e) amortization expenses, including, without limitation, amortization of ~~goodwill and other~~ intangible assets ~~and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or exceeds the amount of such accrual or reserved expense in the current period) and amortization of deferred compensation expense~~, plus (f) asset write-downs and pre-acquisition, pre-development, or option agreement cost write-offs, plus (g) other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or exceeds the amount of such accrual or reserved expense in the current period) and amortization of deferred compensation expense, plus (h) extraordinary losses, minus (~~g~~i) extraordinary gains minus (~~h~~j) non-cash items increasing such net Income for such period, other than the accrual of revenue in the ordinary course of business, in each case, determined in accordance with GAAP.

“Intercreditor Agreement” has the meaning specified in Section 6.14.

“Grantor” has the meaning specified in Section 6.14.

“Liquidity” means, as of any date, the sum of the following (in each case not subject to any Lien or other restriction): (a) Borrower’s cash and cash equivalents (determined in accordance with GAAP), plus (b) the maximum available amount of Revolving Credit Facility Loans that Borrower could receive on such date (subject to the terms and conditions of the Revolving Credit Agreement), plus (c) the maximum available amount of loans or other advances that Borrower could receive on such date from lenders under other Indebtedness permitted hereunder (subject to the terms and conditions of such Indebtedness).

“Modification Period” means the period commencing on the Second Amendment Effective Date and ending on the earlier of: (a) the date elected by Borrower pursuant to a written notice to Administrative Agent; provided that Borrower may not make such election unless the ratio of EBITDA to Fixed Charges, calculated in accordance with Section 7.16, is at least 2.0 to 1.0 as of the last day of the immediately preceding two (2) fiscal quarters of Borrower prior to such date; and (b) December 31, 2008.

Schedule 4(a) Page 4

“Permitted Stock Purchases” means the purchase of up to 5,000,000 shares of Borrower’s Common Stock pursuant to the Capped Call Option Agreement dated September 15, 2006 between Borrower and Citibank, N.A..

“Permitted Subordinated Debt Payments” means the following payments (in each case, so long as no Default or Event of Default exists and such payments would not cause a Default or Event of Default to occur): (a) payments with respect to Borrower’s 4% Contingent Convertible Subordinated Notes due 2023; and (b) payments with respect to other Subordinated Indebtedness subject to the following conditions precedent: (i) the outstanding Revolving Credit Facility Loans (other than “L/C Obligations” as defined in the Revolving Credit Agreement) shall be $0; (ii) the Leverage Ratio as of the last day of the most recent fiscal quarter of Borrower at the time of such payments is less than or equal to 1.25 to 1.0; (iii) Borrower shall make simultaneous payments on the Loans in an amount equal to the amount of the payments on such Subordinated Indebtedness; and (iv) after giving effect to such payments of the Loans and such Subordinated Indebtedness, Unrestricted Cash shall be equal to or exceed $25,000,000.

“Revolving Credit Agreement” means that certain Senior Unsecured Revolving Credit Agreement, dated as of June 13, 2006 by and among WCI Communities, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, SwingLine Lender, and L/C Issuer, and the other lender parties from time to time party thereto, together with Wachovia Bank, N.A., as syndication Agent and Banc of America Securities LLC, Wachovia Capital Markets, LLC and the Royal Bank of Scotland PLC, as joint lead arrangers and joint book managers, as amended by First Amendment to Credit Agreement dated as of March 31, 2007.

“Second Amendment” means the Second Amendment of Term Loan Agreement dated as of the Second Amendment Effective Date, executed by Borrower, KeyBank National Association, as Administrative Agent, and the other Lenders party thereto, KeyBanc Capital Markets, a division of KeyBank National Association, as Co-Lead Arranger and Sole Book Arranger, and Wachovia Capital Markets, LLC, as Co-Lead Arranger.

“Second Amendment Effective Date” means March 31, 2007.

“Security Agreements” has the meaning specified in Section 6.14.

“Security Documents” has the meaning specified in Section 6.14.

“Trigger Event” has the meaning specified in Section 6.14.

“UCC” has the meaning specified in Section 6.14.

Schedule 4(a) Page 5

Schedule 4(b)

Amendments to Article VI (Affirmative Covenants)

6.03 NOTICES. Promptly notify Administrative Agent of:

(d) any material change in accounting policies or financial reporting practices by Borrower or any Subsidiary, including any determination by Borrower that, as a result of any restatement of other adjustment to the financial statements of the Borrower or for any other reason, the Leverage Ratio as calculated by Borrower as of any applicable date was inaccurate and proper calculation of the Leverage Ratio would have resulted in higher pricing under the Revolving Credit Agreement;

6.1~~6~~4 COLLATERAL.

(a) SECURITY DOCUMENTS. Within thirty (30) days after the Second Amendment Effective Date, Borrower and each of its Subsidiaries (other than Subsidiaries approved by Administrative Agent that are not wholly-owned, directly or indirectly, by Borrower) (each, a “Grantor”) shall (i) execute and deliver one or more pledge and security agreements pursuant to which each of them grants to Bank of America, N.A., as Collateral Agent for the Lenders and for the lender parties under the Revolving Credit Agreement (the “Collateral Agent”), subject to the occurrence of a Trigger Event (as defined below) a Lien in and to substantially all its non-real estate assets (collectively, the “Security Agreements”), which Lien shall, upon perfection in accordance with paragraph (b) of this Section 6.14, be prior to all other Liens on such assets (other than Customary Permitted Liens) and (ii) execute and deliver all instruments and documents (other than Uniform Commercial Code (“UCC”) financing statements) necessary for Collateral Agent to perfect such grant of a Lien upon the occurrence of a Trigger Event to the extent that such Lien may be perfected by filing or possession (or, in the case of a Grantor’s principal deposit accounts, by control) under the UCC (collectively, together with the Security Agreements, the “Security Documents”), together with such officers’ certificates, resolutions and opinions of counsel as Administrative Agent shall reasonably request. The Security Documents shall be in form and substance reasonably acceptable to Administrative Agent and Collateral Agent.

(b) EFFECTIVENESS OF SECURITY DOCUMENTS. The Security Documents shall contain terms that provide that they shall not become effective, unless during the Modification Period, (i) a Default or Event of Default occurs and is continuing as a result of Borrower’s failure to perform or observe any of Sections 7.13,7.14,7.15, 7.16, or 7.17, and (ii) Borrower’s Liquidity does not exceed $150,000,000 (in each case as reflected on the most recent Compliance Certificate delivered pursuant to Section 6.02(b) (a “Trigger Event”)). Thereupon, the grant of

Schedule 4(b) Page 1

the Lien under the Security Documents shall become effective without any further action on the part of any Grantor, and Collateral Agent shall be authorized to file UCC financing statements, obtain full execution of any account control agreements, file any other Security Documents with appropriate Governmental Authorities and undertake any other actions as may be necessary in order to perfect the Lien granted under the Security Agreements, all of which shall be at Borrower’s sole cost and expense. In connection with the perfection of such Lien, Collateral Agent may obtain, at Borrower’s sole cost and expense, such lien searches as Collateral Agent deems necessary to confirm the priority of such Lien. The granting of such Lien pursuant to the Security Agreements shall not otherwise cure or constitute a waiver of any Defaults or Event of Default hereunder.

(c) FURTHER ASSURANCES. Borrower hereby agrees to execute and deliver, and to cause each other Grantor to execute and deliver, such other agreements, documents, assignments, statements or instruments as Collateral Agent may from time to time reasonably request to evidence, perfect or otherwise implement the Lien created by the Security Agreement and subject to the terms hereof. All of the foregoing shall be reasonably satisfactory in form and substance to Collateral Agent. Borrower hereby irrevocably constitutes and appoints Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Borrower or in its own name, to take any and all actions and to execute any and all documents and instruments which Collateral Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Section 6.14.

(d) APPOINTMENT. Bank of America, N.A. is hereby appointed to act as Collateral Agent under the Security Documents. Administrative Agent is hereby authorized to enter into any intercreditor agreements (the “Intercreditor Agreement”) with Bank of America, N.A, as Collateral Agent and as administrative agent under the Revolving Credit Agreement, and Collateral Agent is hereby authorized to take such actions on its behalf and to exercise such powers as are delegated to Collateral Agent by the terms of the Security Documents and the Intercreditor Agreement, if any, together with such actions and powers as are reasonably incidental thereto, in all cases subject to the terms of the Security Documents and any Intercreditor Agreement. Administrative Agent is hereby authorized to execute and deliver the Security Documents and any Intercreditor Agreement.

Schedule 4(b) Page 2

Schedule 4(c)

Amendments to Article VI (Negative Covenants)

7.07 Subordinated Indebtedness.

(a) Issue additional Subordinated Indebtedness, unless the following conditions are satisfied in connection with each such issuance:

(i) no Default or Event of Default shall have occurred and be continuing;

(ii) the maturity date of any issuance of the Subordinated Indebtedness must extend at least one hundred seventy-nine (179) days beyond the Maturity Date of this Agreement;

(iii) the provisions pursuant to which such Subordinated Indebtedness are subordinate to the Obligations shall be substantially the same as those contained in Borrower’s Subordinated Indebtedness outstanding on the date hereof or otherwise acceptable to Administrative Agent in the exercise of its reasonable discretion, and shall include, without limitation, standstill and payment blockage requirements on the holders of such Subordinated Indebtedness for a period of at least one hundred seventy-nine (179) days following a Default or Event of Default hereunder;

(iv) the covenants contained in any indenture or other agreement relating to such Subordinated Indebtedness must be less restrictive than the covenants contained in this Agreement;

(v) such Subordinated Indebtedness must be unsecured; and

(vi) the outstanding principal amount of any such Subordinated Indebtedness having a maturity date of less than one year from the date of the determination must be covered by the Borrowing Base as indicated in the definition of “Borrowing Base Availability” in Section 1.01 above.

(b) Without the prior written consent of the Required Lenders:

(i) repay, prepay, purchase, redeem or otherwise acquire any Subordinated Indebtedness, provided, however, that nothing contained in this Section 7.07 shall prevent any member of the Consolidated Group from (A) making regularly scheduled payments of principal and interest on any Subordinated Indebtedness if no Default or Event of Default exists and the payments would not cause a Default or Event of Default to occur, or (B) prepaying or repurchasing any Subordinated

Schedule 4(c) Page 1

Indebtedness if no Default or Event of Default exists and the payments would not cause a Default or Event of Default to occur; or

(ii) other than in connection with the action permitted in clause (i) above, permit the modification, waiver or amendment of any of the terms of any Subordinated Indebtedness, except for modifications, waivers or amendments that do not (x) increase the interest rate, fees or other charges provided for therein or change the maturity date or any other scheduled date for repayment of principal of such Subordinated Indebtedness, (y) change the subordination provisions of such Subordinated Indebtedness or (z) impose upon any member of the Consolidated Group any obligation or limitation that, in the reasonable judgment of Administrative Agent, is, in any material respect, more burdensome or restrictive than those currently provided for in this Agreement; or

(iii) other than in connection with the action permitted in clause (i) above, permit (whether or not within the control of a member of the Consolidated Group) the modification, waiver, or amendment of, or release of any parties to, any subordination agreement or subordination provisions contained in any indenture with respect to any Subordinated Indebtedness.

(c) Notwithstanding anything to the contrary contained herein, during the Modification Period, Borrower shall not, nor shall it permit any member of the Consolidated Group to, directly or indirectly repay, prepay, purchase, redeem or otherwise acquire any Subordinated Indebtedness (other than Permitted Subordinated Debt Payments).

7.09 Permitted Distributions. Make any Distributions; provided that (a) Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common equity interests of such Person, and (b) each Subsidiary may declare and make dividend payments or other distributions to Borrower to permit Borrower to pay any taxes that are due and payable by Borrower and Subsidiaries as part of a Consolidated Group; provided further that if no Default or Events of Default has occurred and is continuing or would occur and be continuing as a result thereof, Borrower may

(a) make Distributions in an amount not to exceed (i) $100,000,000 plus, (ii) fifty percent (50%) of the sum of (A) the Net Income of all members of the Consolidated Group on a consolidated basis from March 31, 2006, minus (B) the aggregate amount of any Distributions previously made under this Section 7.09 since the Closing Date; provided that Borrower may not make such Distributions (other than Permitted Stock Purchases) during the Modification Period. In the event that the Financial Statements for any Fiscal Year disclose that Borrower did not qualify for any Distribution that has been previously made, then the amount of subsequent Distributions under this Section 7.09 shall be decreased accordingly;

Schedule 4(c) Page 2

(b) repurchase shares of its capital stock (together with options or warrants in respect of any thereof) held by officers, directors and employees of Borrower so long as such repurchase is pursuant to, and in accordance with the terms of, management and/or employee stock plans, stock subscription agreements or shareholder agreements, provided that Borrower may not repurchase such shares during the Modification Period;

(c) purchase, redeem or otherwise acquire shares of common stock of Borrower or warrants or options to acquire any such shares with proceeds received by Borrower from the substantially concurrent equity contributions or issuances of new shares of its common stock; and

(d) redeem or exchange, in whole or in part, any capital stock of Borrower for shares of another class of capital stock of Borrower or rights to acquire shares of such other class of capital stock; provided that such other class of capital stock contains terms and provisions (taken as a whole, and taking into account the relative amounts of the shares of each class of capital stock involved in such redemption of exchange) that are at least as advantageous to Lenders as those contained in the capital stock redeemed or exchanged therefor.

7.15 LEVERAGE RATIO. Permit the Leverage Ratio determined as of the end of any fiscal quarter of Borrower to be greater than ~~2.5~~1.95 to 1.0.

7.16 EBITDA TO FIXED CHARGES. Permit the ratio of EBITDA to Fixed Charges ~~to be less than~~during the following periods to be less than (a) during the Modification Period, (i) 1.50 to 1.0 from the Second Amendment Effective Date through December 31, 2007, and (ii) 1.75 to 1.0 from January 1, 2008 through December 31, 2008, and (b) after the expiration or termination of the Modification Period, 2.0 to 1.0. Compliance with this covenant shall be calculated on a rolling four (4) quarter basis and shall be tested as of the last day of each fiscal quarter of Borrower. Notwithstanding the foregoing, during the Modification Period, the ratio of EBITDA to Fixed Charges may be less than (A) 1.50 to 1.0, but not less than 1.25 to 1.0, as of the last day of not more than two (2) fiscal quarters from the Second Amendment Effective Date through December 31, 2007, and (B) 1.75 to 1.0, but not less than 1.50 to 1.0, as of the last day of not more than one (1) fiscal quarter from January 1, 2008 through December 31, 2008 (any such fiscal quarter being a “Reduced Interest Coverage Period”), so long as the following conditions are satisfied:

(1) Borrower shall have delivered to Administrative Agent written notice of the commencement of a Reduced Interest Coverage Period;

Schedule 4(c) Page 3

(2) The Applicable Rate for LIBOR Rate Loans and Base Rate Loans shall be increased during any Reduced Interest Coverage Period in 2007 by 0.25% for the period commencing on the date that Administrative Agent receives a Compliance Certificate pursuant to Section 6.02 reflecting that the ratio of EBITDA to Fixed Charges (calculated as set forth above) was less than 1.50 to 1.0 as of the last day of the applicable fiscal quarter and ending on the date that Administrative Agent receives a Compliance Certificate pursuant to Section 6.02 reflecting that the ratio of EBITDA to Fixed Charges (calculated as set forth above) was at least 1.50 to 1.0 as of the last day of the applicable fiscal quarter; and

(3) The Applicable Rate for LIBOR Rate Loans and Base Rate Loans shall be increased during any Reduced Interest Coverage Period in 2008 by 0.15% for the period commencing on the date that Administrative Agent receives a Compliance Certificate pursuant to Section 6.02 reflecting that the ratio of EBITDA to Fixed Charges (calculated as set forth above) was less than 1.75 to 1.0 as of the last day of the applicable fiscal quarter and ending on the date that Administrative Agent receives a Compliance Certificate pursuant to Section 6.02 reflecting that the ratio of EBITDA to Fixed Charges (calculated as set forth above) was at least 1.75 to 1.0 as of the last day of the applicable fiscal quarter.

7.17 UNSOLD UNITS IN PRODUCTION. Permit, at any time during which Borrower does not have an Investment Grade Debt Rating, the number of Unsold Units financed under this Agreement (other than Permitted Unsold Units) as of the end of any fiscal quarter of Borrower ~~to exceed thirty~~ during the following periods to exceed (a) from the Second Amendment Effective Date through the earlier of (i) March 31, 2008, and (ii) the expiration or termination of the Modification Period, fifty percent (50%) of the aggregate number of closed sales of Units for the immediately preceding four (4) fiscal quarters of Borrower, and (b) thereafter, thirty-five percent (35%) of the aggregate number of closed sales of Units for the immediately preceding four (4) fiscal quarters of Borrower.

7.18 MODIFICATION OF CERTAIN PROVISIONS OF THE REVOLVING CREDIT AGREEMENT. Borrower shall not enter into any modification, amendment or waiver of the terms of the Revolving Credit Agreement that affect the Borrowing Base, the inclusion of specific properties or categories or properties or assets thereunder or the applicable percentage credits in the Borrowing Base with respect thereto without prior written notice to the Administrative Agent. Borrower will not use the proceeds of the Revolving Credit Facility Loans to, directly or indirectly, repay, prepay, purchase, redeem or otherwise acquire any Subordinated Indebtedness (other than

Schedule 4(c) Page 4

Permitted Subordinated Debt Payments with respect to Borrower’s 4% Contingent Convertible Subordinated Notes due 2023).

7.19 Other Debt Limitations. During the Modification Period, (a) incur or permit to exist or remain outstanding any Senior Unsecured Debt (other than Senior Unsecured Debt existing on the Second Amendment Effective Date and listed on Schedule 7.19), (b) create or permit to exist any Lien on any assets or property of any member of the Consolidated Group to secure any Senior Unsecured Debt (other than the Obligations) unless such Liens secure such Senior Unsecured Debt and the Obligations on a pari passu basis in a manner reasonably acceptable to Administrative Agent, and (c) create or permit to exist any Lien on any assets or property of any member of the Consolidated Group to secure any Indebtedness not then securing such Indebtedness unless such Liens secure such Indebtedness and the Obligations on a pari passu basis in a manner reasonably acceptable to Administrative Agent. The provisions of this Section 7.19 are not intended to restrict the Consolidated Group from incurring or permitting to exist or remain outstanding purchase money Indebtedness permitted by Section 7.01(b) or Liens securing such Indebtedness permitted by Section 7.02(l).

Schedule 4(c) Page 5

Schedule 4(d)

Amendments to Article X (Administrative Agent)

10.10 COLLATERAL AND GUARANTY MATTERS. The Lenders irrevocably authorize Administrative Agent, at its option and in its discretion~~,~~ :

(a) to release or cause the release of any Lien on any property granted to or held by or on behalf of Administrative Agent or Collateral Agent under any Loan Document (i) upon payment in full of all Obligations, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by Required Lenders, except to the extent that the consent of all Lenders is required pursuant to Section 11.01(g);

(b) to release any Guarantor from its obligations under the Unconditional Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder or becomes an Excluded Subsidiary or a Joint Venture.

Upon request by Administrative Agent at any time, the Required Lenders will confirm in writing Administrative Agent’s authority to release any Guarantor from its obligations under the Unconditional Guaranty pursuant to this Section 10.10.

Schedule 4(d) Page 1

Schedule 4(e)

Amendments to Article XI (Miscellaneous)

11.01 AMENDMENTS, ETC. Unless expressly stated otherwise herein, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by Borrower or any other Loan party therefrom, shall be effective unless in writing signed by the Required Lenders and Borrower or the applicable Loan Party, as the case may be, and acknowledged by Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no such amendment, waiver or consent shall:

(g) (i) release all or substantially all of the Guarantors ~~from the Unconditional Guaranty~~, or (ii) except as permitted in Section 10.10, on and after the effective date of the the granting of any Liens pursuant to Section 6.14, transfer, subordinate or release Liens on, or after foreclosure or other acquisition of title by or on behalf of Administrative Agent or Collateral Agent on behalf of the Lenders transfer or sell, a substantial portion of the collateral securing the Obligations, without the written consent of each Lender;

Schedule 4(e) Page 1

SCHEDULE 7.19

EXISTING SENIOR UNSECURED DEBT

Schedule 7.19 Page 1

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:	KeyBank National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Senior Unsecured Revolving Credit Agreement, dated as of December 23, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among WCI COMMUNITIES, INC., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and KeyBank National Association, as Administrative Agent.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                   of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

Exhibit B Page 1

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

—or—

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. Pursuant to Section 6.01(d), the necessary information, if any, to update Schedule 5.13 of the Agreement is set forth on Schedule 2 hereto.

6. The financial covenant analyses and information set forth on Schedule 3 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed and delivered on this      day of                     , 200    .

WCI COMMUNITIES, INC., a Delaware corporation

By:
Name:
Title:

Exhibit B Page 2

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 1

Financial Statements

Schedule I Page 1

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 2

to Compliance Certificate

Update To Schedule 5.13

Schedule II Page 1

For the Quarter/Year ended                     (“Statement Date”)

SCHEDULE 3

to the Compliance Certificate

($ in 000’s)

I. Section 7.09 – Permitted Distributions

A. $100,000,000	$	_____________

B. Net Income of all members of the Consolidated Group from March 31, 2006:	$	_____________

C. Amount of any Distributions made under Section 7.09 since the Closing Date:	$	_____________

D. 50% of (Line I(B) – Line I(C)):	$	_____________

E. Permitted Distribution Amount (Line A + Line D):	$	_____________

F. Actual Distribution made by the Consolidated Group:	$	_____________

II. Section 7.13—Senior Unsecured Debt (this Section is applicable to the extent Borrower does not have an Investment Grade Rating):

A. Total Outstandings:	$	_____________

B. Borrowing Base Availability:

1. Borrowing Base:	$	_____________

2. Outstanding Senior Unsecured Debt (other than under this Agreement):	$	_____________

3. Borrowing Base Availability (Line II.B.1 – Line II.B.2):	$	_____________

C. Total Outstandings exceed Borrowing Base Availability:		Yes/No

D. Borrowing Base Availability is less than zero (0):		Yes/No

Schedule III Page 1

III. Section 7.14 – Minimum Adjusted Tangible Net Worth.

A. Tangible Net Worth at Statement Date:	$	_____________

B. Adjusted Tangible Net Worth at Statement Date:

1. 50% of the outstanding balance of the Subordinated Indebtedness:	$	_____________

2. $300,000,000:	$	_____________

3. 30% of Tangible Net Worth:	$	_____________

4. Adjusted Tangible Net Worth (Line III.A + the least of Lines III.B.1, III.B.2 or III.B.3):	$	_____________

C. $932,024,800:	$	_____________

D. 50% of Net Income for earned after March 31, 2006:	$	_____________

E. 50% of the aggregate proceed of Equity Offerings (net of equity substituted from proceeds of new equity) after the Closing Date:	$	_____________

F. Excess (deficient) for covenant compliance (Line III.B.4 – (Line III.C. + Line III.D. + Line III.E.)):	$	_____________

IV. Section 7.15 –Leverage Ratio.

A. Total Debt:	$	_____________

B. Adjustable Tangible Net Worth (Line III.B.4 above):	$	_____________

C. Leverage Ratio (Line IV.A ÷ Line V.B):		______ to 1

D. Maximum Permitted:		1.95 to 1

V. Section 7.16 - EBITDA to Fixed Charges.

A. EBITDA at Statement Date:	$	_____________

B. Fixed Charges:	$	_____________

C. Fixed Charge Ratio (Line V.A ÷ Line V.B):		_____ to 1

Schedule III Page 2

D. Minimum Permitted:		2.0 to 1[1]
VI. Section 7.17 – Unsold Units (this Section is applicable to the extent Borrower does not have an Investment Grade Rating):

A. Number of Unsold Units as of the end of the fiscal quarter to exceed thirty-five percent (35%)2 of the aggregate number of the Unit sales for the immediately preceding four (4) fiscal quarters.		Yes/No

VII. Liquidity not subject to Liens or other Restrictions:

A. Cash:	$	_____________

B. Cash Equivalents:	$	_____________

C. Availability under Revolving Credit Agreement	$	_____________

D. Availability under other Indebtedness	$	_____________

E. Cash and Availability Subject to Liens or other Restrictions	$	_____________

F. Cash and Cash Equivalents not subject to Liens or other Restrictions (Line VII.A + Line VII.B + Line VII.C + Line VII.D – Line VII.C)	$	_____________

[1]

During the Modification Period, (a) 1.50 to 1.0 during 2007 (subject to further reduction to 1.25 to 1.0 as provided in Section 7.16), and (b) 1.75 to 1.0 during 2008 (subject to further reduction to 1.50 to 1.0 as provided in Section 7.16).

[2]	During the Modification Period, fifty percent (50%).

Schedule III Page 3